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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 28, 2005


                                TFM, S.A. DE C.V.
             (Exact Name of Registrant as Specified in its Charter)

          Mexico                       333-08322                    N/A
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                      AV. PERIFERICO SUR NO. 4829, 4TO PISO
                            COL. PARQUES DEL PEDREGAL
                               14010 MEXICO, D.F.
                                     MEXICO
               (Address of principal executive offices) (Zip Code)

                              011 (52-55) 5447-5800
               Registrant's telephone number, including area code:

                                       N/A
          (Former name or former address is changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2005, TFM, S.A. de C.V. ("TFM") (as borrower), and its wholly owned subsidiary, Arrendadora TFM, S.A. de C.V. (as guarantor), entered into a new Credit Agreement in an aggregate amount of up to US$106,000,000 (the "Credit Agreement") with Bank of America, N.A., BBVA Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, and the other lenders named in the Credit Agreement. Proceeds from the credit facility will used by the Company to pay all amounts outstanding under the Bridge Loan Agreement, dated September 15, 2005, and all remaining amounts outstanding under the $186,428,570.80 First Amended and Restated Credit Agreement, dated June 24, 2004, and for other general corporate purposes.

The senior credit facilities will be available in an aggregate amount of up to US$106,000,000 allocated in three tranches as follows:

(a) Tranche A1: Up to US$19,521,000 Senior Revolving Credit Facility;

(b) Tranche A2: Up to US$10,479,000 equivalent (denominated in Mexican Pesos) Senior Revolving Credit Facility; and

(c) Tranche B: Up to US$76,000,000 Senior Term Loan Facility.

The total loans outstanding at any time under Tranches A1 and A2 together, however, may not in aggregate be in excess of US$30,000,000 (or its Mexican Peso equivalent).

The maturity date for both the revolving facility and the term loan facility is October 28, 2008. The Credit Agreement contains covenants that restrict or prohibit certain actions, including, but not limited to, our ability to incur debt, create or suffer to exist liens, make prepayments of particular debt, pay dividends, make investments, engage in transactions with stockholders and affiliates, issue capital stock, sell certain assets, and engage in mergers and consolidations or in sale-leaseback transactions. Except for certain circumstances, TFM's capital expenditures may not exceed certain amounts for any period of four consecutive fiscal quarters. In addition, TFM must meet certain consolidated interest coverage ratios, consolidated leverage ratios, and fixed charge coverage ratios. Failure to maintain compliance with covenants would constitute a default. Other events of default include, but are not limited to, certain payment defaults, certain bankruptcy and liquidation proceedings, a change of control, and certain adverse judgments or government actions. Any event of default would trigger acceleration of the time for payment of any amounts outstanding under the Credit Agreement.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this item is included in Item 1.01 above and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           TFM, S.A. DE C.V.

Dated:  October 28, 2005                   By:/s/ Jose Francisco Cuevas Feliu
                                              --------------------------------
                                                Jose Francisco Cuevas Feliu
                                                Chief Financial Officer